UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   June 13, 2011

American Standard Energy Corp.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-132948	20-2791397
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYEE IDENTIFICATION NO.)

4800 North Scottsdale Road Suite 1400 Scottsdale, Arizona (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		85251 (Zip Code)

Registrant’s telephone number, including area code: (480) 371-1929

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 16, 2011, the Company filed a Current Report on Form 8-K (the “February Initial Filing”) to report that on February 10, 2011, the Company entered into a Purchase of Partial Leaseholds Agreement (the “February 10, 2011 Agreement”) with Geronimo whereby the Company purchased certain mineral rights leaseholds held on properties as described in Exhibit A to the February 10, 2011 Agreement for $7,000,000 cash.  These mineral interests related to certain developed and undeveloped oil and natural gas properties located in Texas, Arkansas, Oklahoma and New Mexico.

On March 7, 2011, the Company filed a Current Report on Form 8-K (the “March Initial Filing”) to report that on March 1, 2011, the Company entered into a Purchase of Partial Leaseholds Agreement (the “March 1, 2011 Agreement”) with Geronimo whereby the Company purchased certain mineral rights leaseholds held on properties as described in Exhibit A to the March 1, 2011 Agreement for $3,000,000 and 883,607 shares of Company stock valued at $5,787,626.  These mineral rights related to certain undeveloped oil and natural gas properties located in the Bakken Shale formation of North Dakota.  Certain of these mineral rights with a historical cost basis of $1,257,000 were acquired by Geronimo subsequent to December 31, 2010, and, as a result, were not under common control at that date and have been excluded from the accompanying historical financial statements as of December 31, 2010.  These subsequently-acquired undeveloped mineral rights were reflected in the Company’s March 31, 2011 interim consolidated financial statements.

As a result of the February 10, 2011 and March 1, 2011 Agreements, we have recast certain information included in the following sections of our Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Annual Report ”) to include the assets, liabilities, revenues and expenses of the properties acquired from Geronimo on February 10 and March 1, 2011 for all periods presented.

This report is being filed solely for the purpose described above. The recast financial information is filed as Exhibits 99.1 through 99.8 to this Current Report on Form 8-K (this “Report”). This Report should be read together with the portions of the 2010 Annual Report that it supplements, and together with our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 and other Current Reports on Form 8-K filed with the Securities and Exchange Commission after the 2010 Annual Report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits 1
• Part II, Item 6. Selected Financial Data;
• Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
• Part II, Item 7A. Quantitative and Qualitative Disclosure About Market Risk
• Part II, Item 8. Financial Statements and Supplementary Data; and

Exhibit Number
Description
99.1 Selected Financial Data (adjusted to include the assets, liabilities, revenues and expenses of the properties acquired from Geronimo on February 10 and March 1, 2011).
99.2 Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to include the assets, liabilities, revenues and expenses of the properties acquired from Geronimo on February 10 and March 1, 2011).
99.3 Quantitative and Qualitative Disclosure About Market Risk (adjusted to include the assets, liabilities, revenues and expenses of the properties acquired from Geronimo on February 10 and March 1, 2011).
99.4 Financial Statements and Supplementary Data (adjusted to include the assets, liabilities, revenues and expenses of the properties acquired from Geronimo on February 10 and March 1, 2011).
99.5 Rule 13a-14(a)/15d-14(a) certification of Scott Feldhacker
99.6 Rule 13a-14(a)/15d-14(a) certification of Scott Mahoney
99.7 Certification pursuant to 18 USC, Section 1350 of Scott Feldhacker
99.8 Certification pursuant to 18 USC, Section 1350 Scott Mahoney

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN STANDARD ENERGY CORP.

June 13, 2011	By:	/s/ Scott Feldhacker
Scott Feldhacker
Chief Executive Officer and Director

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ SCOTT FELDHACKER
Scott Feldhacker	Chief Executive Officer and Director	June 13, 2011
(Principal Executive Officer)
/s/ SCOTT MAHONEY
Scott Mahoney	Chief Financial Offer	June 13, 2011
(Principal Financial Officer)
/s/ RICHARD MACQUEEN
Richard MacQueen	President and Director	June 13, 2011

/s/ ROBERT J. THOMPSON
Robert J. Thompson	Chairman of the Board	June 13, 2011

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